LVIP Global Income Fund
(Standard and Service Class)
Summary Prospectus	May 1, 2020

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462). The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2020, are incorporated by reference into this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.
Investment Objective
The investment objective of the LVIP Global Income Fund (the “Fund”) is to seek current income consistent with the preservation of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.65%	0.65%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.12%	0.12%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.78%	1.03%
Less Fee Waiver[2]	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.71%	0.96%
[1] Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include AFFE.
[2] Lincoln Investment Advisors Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.07% of the Fund’s average daily net assets. The agreement will continue through at least April 30, 2021 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
LVIP Global Income Fund	1

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below.  Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$73	$242	$426	$ 960
Service Class	$98	$321	$562	$1,253
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.
Principal Investment Strategies
The Fund, under normal circumstances, invests mainly in debt securities of U.S. and non-U.S. governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets. A supranational organization is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. The Fund’s investment in debt securities may be represented by derivative instruments that provide exposure to debt securities, such as futures, options and swap agreements. Derivatives whose reference securities are investment grade are considered by the Fund to be investment grade.
Debt securities may be of any maturity, and include bonds (sovereign and corporate), notes, bills and debentures. The Fund focuses on investment grade bonds, which are issues rated in the top four rating categories by independent rating organizations such as Standard & Poor’s (“S&P®”) or Moody’s Investors Service (“Moody’s”), or if unrated, are determined by the Fund’s sub-advisers to be of comparable quality. The Fund may invest up to 25% of its assets in bonds that are rated below investment grade including high yield bonds (otherwise known as “junk bonds”) and bonds that are in default at time of purchase. Generally, lower rated securities pay higher yields than higher rated securities to compensate investors for the higher risk. The Fund may invest a significant portion of its assets in emerging markets.
The Fund may enter into various derivative strategies for hedging purposes, or for non-hedging purposes such as to increase liquidity, as a substitute for taking a position directly in the underlying asset, or to enhance returns or generate income. These strategies include forward currency contracts, cross currency forwards, financial futures contracts, currency futures contracts, options on currencies, options on currency futures contracts and swap agreements. The results of these strategies may represent, at times, a significant component of the Fund's investment returns. The successful use of derivative currency transactions will usually depend on the ability of the sub-adviser to accurately forecast currency exchange rate movements. Swap agreements may include interest rate, index, total return, currency and credit default swaps. Interest rate futures and swaps may be used to implement the sub-adviser's views on interest rates, quickly adjust portfolio duration or efficiently handle cash flows. The use of derivatives may allow the Fund to obtain net long or net negative (short) exposures to selected currencies, interest rates, countries, duration or credit risks.
Lincoln Investment Advisors Corporation (the “Adviser”) serves as the investment adviser to the Fund. Mondrian Investment Partners Limited (“Mondrian”) and Franklin Advisers, Inc. (“FAV”) serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the Adviser allocates to the sub-adviser. The Adviser may change the allocation at any time, and the percentage of each sub-adviser’s share of the Fund’s assets may change over time.
Mondrian's approach in selecting investments for the Fund is oriented to country selection and is value driven. In selecting fixed-income instruments, Mondrian identifies those countries' fixed income markets that it believes will provide the U.S. domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. In an attempt to reduce the fluctuations that currency exchange rates may have on the portfolio, Mondrian will use various derivative instruments to hedge a significant portion of the currency exposure in its portfolio.
2	LVIP Global Income Fund

FAV employs a research-driven approach focused on identifying potential sources of high current income worldwide and seeking to capitalize on global interest rate and currency trends. FAV selects investments based upon its assessment of changing market, political, industry, economic, and issuer conditions. FAV will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks. FAV uses a “top-down” analysis of macroeconomic trends, combined with a “bottom-up” fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•	Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
•	Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	Sovereign Debt Risk. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from
LVIP Global Income Fund	3

favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.
•	Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.
•	Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities as well as the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the third quarter of 2010 at: 8.72%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2011 at: (3.52%).
	Average Annual Total Returns For periods ended 12/31/19
	1 year	5 years	10 years
LVIP Global Income Fund – Standard Class	6.74%	2.39%	2.90%
LVIP Global Income Fund – Service Class	6.47%	2.13%	2.64%
FTSE World Government Bond Index (reflects no deductions for fees, expenses or taxes)	5.90%	2.03%	1.85%
4	LVIP Global Income Fund

Investment Adviser and Sub-Advisers
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIAC”)
Investment Sub-Adviser:    Franklin Advisers, Inc. (“FAV”)
Investment Sub-Adviser:    Mondrian Investment Partners Limited (“Mondrian”)
Portfolio Managers
LIAC Portfolio Manager	Company Title	Experience with Fund
Maria Ma, CFA	Assistant Vice President	Since May 2016

FAV Portfolio Managers	Company Title	Experience with Fund
Michael Hasenstab, Ph.D.	Executive Vice President, Chief Investment Officer	Since May 2009
Sonal Desai, Ph.D.	Executive Vice President, Chief Investment Officer	Since May 2019
Kent Burns, CFA	Senior Vice President, Portfolio Manager, Research Analyst	Since January 2014
Christine Yuhui Zhu	Vice President, Director of Portfolio Construction & Quantitative Analysis	Since May 2014
David Yuen, CFA, FRM	Senior Vice President, Director of Quantitative Strategy and Portfolio Manager	Since May 2020
Tina Chou	Vice President and Portfolio Manager	Since May 2020

Mondrian Portfolio Managers	Company Title	Experience with Fund
David Wakefield	Chief Investment Officer – Global Fixed Income & Currency	Since May 2009
Matthew Day	Senior Portfolio Manager	Since April 2012
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because the only shareholders of the Fund are the insurance companies offering the variable contracts, this prospectus does not discuss the federal income tax consequences for contract owners. Contract owners should consult their Contract Prospectus for information on the federal income tax consequences to them. Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Global Income Fund	5